Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Teardroppers, Inc. (the “Company”) on Form 10-K, for the year ended December 31, 2021 as filed with the Securities and Exchange Commission, I, Cody Ware, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

April 15, 2022

/s/   Cody Ware

Name:  Cody Ware

Its:  Chief Executive Officer (Principal Executive Officer)